EXHIBIT 10.7

                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT is dated as of March 29, 2001, between Waveland Capital, LLC, a Colorado limited liability company ("Purchaser") and Pro Net Link Corp., a Nevada corporation (the "Company").

     A. Simultaneous with the execution and delivery of this Agreement, pursuant to a Common Stock Purchase Agreement dated as of the date hereof (the "Purchase Agreement") by and between the Purchaser and the Company, the Purchaser has committed to purchase up to $5,000,000 of the Company's Common Stock and the Company has agreed to issue to the Purchaser Initial Warrants, and, under certain circumstances, Performance Warrants, or Undrawn Minimum Warrants. Terms not defined herein shall have the meanings ascribed to them in the Purchase Agreement.

     B. The Company desires to grant to the Purchaser the registration rights set forth herein with respect to the Shares.

     NOW, THEREFORE, the parties hereto mutually agree as follows:

                                   AGREEMENTS

     SECTION 1. REGISTRABLE SECURITIES. "Registrable Security" or "Registrable Securities" means all shares of the Common Stock of the Company registered pursuant to the Registration Statement pursuant to the terms and conditions set forth below. Such shares of the Common Stock and shall be in a sufficient number for the Company to cover the conversion of the Initial Warrants and, under certain circumstances, the Performance Warrants or the Undrawn Minimum Warrants (all as defined in the Purchase Agreement) based on the closing bid price of the Common Stock as of the date of the filing of the Registration Statement but not more than 20,000,000 shares. The shares of the Common Stock of the Company to be registered hereunder, including without limitation, those necessary to be issued as a result of the Put Notices and those necessary to be issued upon conversion of all Warrants, shall be referred to as the "Shares." The Registration Statement shall state that, in accordance with the Securities Act, it also covers such indeterminate number of additional shares of Common Stock as may become issuable to prevent dilution resulting from stock splits, or stock dividends. If at any time the total number of Shares issuable upon (i) exercise of the Initial Warrants plus (ii) either the Performance Warrants or the Undrawn Minimum Warrants, exceeds the aggregate number of shares of Common Stock then registered, the Company shall, within ten business days after receipt of written notice from the Purchaser, file with the SEC an additional Registration Statement on Form SB-2 or any other applicable registration statement, to register such additional shares of Common Stock issuable as provided above that exceed the aggregate number of shares of Common Stock already registered. For purposes of determining when Purchaser may require the Company to register additional Shares as provided above, Purchaser shall only be eligible to request such registration during the first 10 Trading Days of a calendar month if the Purchaser shall calculate the average closing bid price of the Shares for the previous calendar month and, based upon that average bid price, determine the total number of Shares that would be issuable upon exercise of the total of the Initial Warrants and either the Performance Warrants or the Undrawn Minimum Warrants would exceed the Shares previously registered as aforesaid.

     SECTION 2. RESTRICTIONS ON TRANSFER. The Purchaser acknowledges and understands that in the absence of an effective Registration Statement authorizing the resale of the Shares as provided herein, the Shares are "restricted securities" as defined in Rule 144. The Purchaser understands that no disposition or transfer of the Shares may be made by Purchaser in the absence of (i) an opinion of counsel to the Purchaser, in form and substance reasonably satisfactory to the Company, that such transfer may be made without registration under the Securities Act or (ii) such registration.


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     With a view to making available to the Purchaser the benefits of Rule 144, the Company agrees to:

     (a) comply with the provisions of paragraph (c)(1) of Rule 144; and

     (b) file with the Commission in a timely manner all reports and other documents required to be filed by the Company pursuant to Section 13 or 15(d) under the Exchange Act; and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of the Purchaser, make available other information as required by, and so long as necessary to permit sales of, its Registrable Securities pursuant to Rule 144.

     SECTION 3. REGISTRATION RIGHTS WITH RESPECT TO THE SHARES.

     (a) The Company agrees that it will prepare and file with the Securities and Exchange Commission ("Commission"), within 30 days after the date hereof, a registration statement (on Form SB-2, or other appropriate form of registration statement) under the Securities Act (the "Registration Statement"), at the sole expense of the Company (except as provided in Section 3(d) hereof), in respect of Purchaser, so as to permit a public offering and resale of the Shares under the Securities Act by the Purchaser. The Company agrees to register such shares of the Company's Common Stock so as to have a total of 20,000,000 shares available for issuance to the Purchaser pursuant to the Purchase Agreement for resale by the Purchaser.

     (b) The Company shall use its best efforts to cause the Registration Statement to become effective within the earlier of (i) 75 days of the date hereof, or (ii) five days after receiving written notice of SEC clearance and will within such five days request acceleration of effectiveness. The Company will notify the Purchaser of the effectiveness of the Registration Statement within one Trading Day of such event.

     (c) The Company will maintain the Registration Statement or post-effective amendment filed under this Section 3 hereof effective under the Securities Act until the date that all the Shares have been disposed of pursuant to the Registration Statement or until such earlier time as the Shares then held by Purchaser may be sold under Rule 144 under the Securities Act (the "Effectiveness Period").

     (d) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement under subparagraph 3(a) and in complying with applicable securities and a reasonable number of Blue Sky laws (including, without limitation, all attorneys' fees of the Company) shall be borne by the Company. The Purchaser shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Shares being registered.

     (e) The Purchaser and its counsel shall have a reasonable period, not to exceed five Trading Days, to review the proposed Registration Statement or any amendment thereto, prior to filing with the Commission, and the Company shall provide the Purchaser with copies of any comment letters received from the Commission with respect thereto within two Trading Days of receipt thereof.

     (f) Upon reasonable request of Purchaser, the Company shall make reasonably available for inspection by the Purchaser, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by the Purchaser or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the Company's officers, directors and employees to supply all information reasonably requested by the Purchaser or any such underwriter, attorney, accountant or agent in


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connection with the Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, all records, information and documents that are designated in writing by the Company, in good faith, as confidential, proprietary or containing any material non-public information shall be kept confidential by the Purchaser and any such underwriter, attorney, accountant or agent, unless such disclosure is made pursuant to judicial process in a court proceeding (after first giving the Company an opportunity promptly to seek a protective order or otherwise limit the scope of the information sought to be disclosed) or is required by law, or such records, information or documents become available to the public generally or through a third party not in violation of an accompanying obligation of confidentiality. If the foregoing inspection and information gathering would otherwise disrupt the Company's conduct of its business, such inspection and information gathering shall, to the maximum extent possible, be coordinated on behalf of the Purchaser and the other parties entitled thereto by one firm of counsel designed by and on behalf of the Purchaser and other parties.

     (g) The Company shall qualify the Shares for sale in New York, Colorado, and such other states reasonably designated by the Purchaser (not to exceed a total of eight states with total filing fees and related expenses (including without limitation, reasonable attorneys fees) not to exceed $10,000) that allow for registration by coordination with SEC cleared registration statements, and shall furnish indemnification in the manner provided in Section 6 hereof. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the sellers, or which will require the Company to qualify to do business or become a taxpayer in such state or require the Company to file therein any general consent to service of process.

     (h) The Company at its expense will supply the Purchaser with copies of the Registration Statement and other related documents in such quantities as may be reasonably requested by the Purchaser.

     (i) The Company shall not be required by this Section 3 to include the Purchaser's Shares in any Registration Statement which is to be filed if, in the opinion of counsel for both the Purchaser and the Company (or, should they not agree, in the opinion of another counsel experienced in securities law matters acceptable to counsel for the Purchaser and the Company) the proposed offering or other transfer as to which such registration is requested would result in all purchasers or transferees obtaining securities which are not "restricted securities", as defined in Rule 144 under the Securities Act.

     (j) If at any time or from time to time after the effective date of the Registration Statement, the Company notifies the Purchaser in writing of the existence of a Potential Material Event (as defined in Section 3(k) below), the Purchaser shall not offer or sell any Shares or engage in any other transaction involving or relating to Shares, from the time of the giving of notice with respect to a Potential Material Event until the Purchaser receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event (the "Suspension Period"). Notwithstanding anything herein to the contrary, if a Suspension Period occurs between the Commencement Date and the Settlement Date relating to any Put, then the related Put Notice shall be deemed cancelled at the option of the Purchaser exercised in writing no later than (x) two Trading Days prior to the applicable Settlement Date and (y) one Trading Day following the end of the Suspension Period, but in no event later than the scheduled Settlement Date related to such Put. If a Potential Material Event occurs prior to the date the Registration Statement is filed, then the Company's obligation to file the Registration Statement shall be delayed without penalty for not more than 30 calendar days. The Company must give the Purchaser notice of the existence of a Potential Material Event in writing at least two Trading Days prior to the first day of any Suspension Period, if lawful and/or possible to do so.


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     (k) "Potential Material Event" means any of the following: (i) the possession by the Company of material information that is not ripe for disclosure in a registration statement, as determined in good faith by the Chief Executive Officer or the Board of Directors of the Company or that disclosure of such information in the Registration Statement would be detrimental to the business and affairs of the Company; or (ii) any material engagement or activity by the Company which would, in the good faith determination of the Chief Executive Officer or the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Chief Executive Officer or the Board of Directors of the Company that the Registration Statement would be materially misleading absent the inclusion of such information.

     SECTION 4. COOPERATION WITH COMPANY. The Purchaser will cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company (which shall include all information regarding the Purchaser and proposed manner of sale of the Registrable Securities required to be disclosed in the Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering. The Purchaser shall consent to be named as an underwriter in the Registration Statement. Purchaser acknowledges that in accordance with current Commission policy, the Purchaser will be named as the underwriter of the Shares in the Registration Statement.

     SECTION 5. REGISTRATION PROCEDURES. If and whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Securities Act, the Company shall (except as otherwise provided in this Agreement), exercise reasonable efforts to, subject to the Purchaser's assistance and cooperation as reasonably required:

     (a) (i) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Purchaser of such Registrable Securities shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 promulgated under the Securities Act) and (ii) take all lawful reasonable efforts such that each of (A) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) the prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the Effectiveness Period (except as otherwise provided in this Agreement) include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (b) list such Registrable Securities on the Principal Market, and any other exchange on which the Common Stock of the Company is then listed, if the listing of such Registrable Securities is then permitted under the rules of such exchange;

     (c) subject to Section 3, notify the Purchaser at any time when a prospectus relating thereto covered by the Registration Statement is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in


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the light of the circumstances then existing, and the Company shall prepare and file a curative amendment under Section 5(a);

     (d) as promptly as practicable after becoming aware of such event, notify the Purchaser who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission or any state authority of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take such lawful reasonable efforts to effect the withdrawal, recission or removal of such stop order or other suspension;

     (e) cooperate with the Purchaser to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Purchaser reasonably may request and registered in such names as the Purchaser may request, pursuant to the Purchase Agreement;

     (f) take such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Purchaser of its Registrable Securities in accordance with the intended methods therefor provided in the prospectus which are customary for issuers to perform under the circumstances; and

     (g) maintain a transfer agent for its Common Stock.

     SECTION 6. INDEMNIFICATION.

     (a) The Company agrees to indemnify and hold harmless the Purchaser and each person, if any, who controls the Purchaser within the meaning of the Securities Act ("Distributing Purchaser") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees), to which the Distributing Purchaser may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary prospectus, final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, preliminary prospectus, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Purchaser specifically for use in the preparation thereof. This Section 6(a) shall not inure to the benefit of any Distributing Purchaser with respect to any person asserting such loss, claim, damage or liability who purchased the Registrable Securities which are the subject thereof if any Distributing Purchaser failed to send or give (in violation of the Securities Act or the rules and regulations promulgated thereunder) a copy of the prospectus contained in such Registration Statement, or any amendment or supplement thereto, to such person at or prior to the written confirmation to such person of the sale of such Registrable Securities, where any Distributing Purchaser has any prospectus delivery requirements under the Securities Act or the rules and regulations promulgated thereunder. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

     (b) Purchaser agrees that it will indemnify and hold harmless the Company, and each officer, director of the Company or person, if any, who controls the Company within the meaning of the


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Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys'
fees) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary prospectus, final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, preliminary prospectus, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Purchaser specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Purchaser may otherwise have. Notwithstanding anything to the contrary herein, the Purchaser shall not be liable under this Section 6(b) for any amount in excess of the net proceeds to any Purchaser as a result of the sale of Registrable Securities pursuant to the Registration Statement.

     (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 6, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party except to the extent of actual prejudice demonstrated by the indemnifying party. In case any such action is brought against any indemnified party, the indemnifying party will be entitled to participate in and assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this
Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof. The fees and expenses of such counsel, however, shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party. The fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the Purchaser and the indemnifying party and the Purchaser shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party in conflict with any legal defenses which may be available to the Purchaser. In such event, the indemnifying party shall not have the right to assume the defense of such action on behalf of the Purchaser, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the Purchaser, which firm shall be designated in writing by the Purchaser and be approved by the indemnifying party). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld. All fees and expenses of the indemnified party (including reasonable costs of defense and investigation in a manner not inconsistent with this Section and all reasonable attorneys' fees and expenses) shall be paid to the indemnified party, as incurred, within 20 Trading Days of written notice thereof to the indemnifying party; provided, that the indemnifying party may require such indemnified party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such indemnified party is not entitled to indemnification hereunder.


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     SECTION 7. CONTRIBUTION. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 6 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 6 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then the Company and the Purchaser shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Purchaser on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding any other provision of this Section 7, in no event shall Purchaser be required to undertake liability to any person under this Section 7 for any amounts in excess of the dollar amount of the net proceeds to be received by the Purchaser from the sale of the Purchaser's Registrable Securities pursuant to any Registration Statement under which such Registrable Securities are to be registered under the Securities Act.

     SECTION 8. NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be delivered as set forth in the Purchase Agreement.

     SECTION 9. ASSIGNMENT. Neither this Agreement nor any rights of the Purchaser or the Company hereunder may be assigned by either party to any other person. Notwithstanding the foregoing, (a) the provisions of this Agreement shall inure to the benefit of, and be enforceable by, any transferee of any of the Common Stock purchased by the Purchaser pursuant to the Purchase Agreement other than through open-market sales, and (b) upon the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed in the case of an assignment to an affiliate of the Purchaser, the Purchaser's interest in this Agreement may be assigned at any time, in whole or in part, to any other person or entity (including any affiliate of the Purchaser) who agrees to be bound hereby.

     SECTION 10. COUNTERPARTS/FACSIMILE. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when together shall constitute but one and the same instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party. In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original.

     SECTION 11. REMEDIES AND SEVERABILITY. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or


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restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of those that may be hereafter declared invalid, illegal, void or unenforceable.

     SECTION 12. CONFLICTING AGREEMENTS. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the purchasers of Registrable Securities in this Agreement or otherwise prevents the Company from complying with all of its obligations hereunder.

     SECTION 13. HEADINGS. The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     SECTION 14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of Colorado applicable to contracts made in Colorado by persons domiciled in Denver, Colorado and without regard to its principles of conflicts of laws. Any action may be brought as set forth in the Purchase Agreement. Any party shall have the right to seek injunctive relief from any court of competent jurisdiction in any case where such relief is available. The prevailing party shall be awarded its costs, including attorneys' fees, from the non-prevailing party as part of any judgment rendered hereunder. Any party shall have the right to seek injunctive relief from any court of competent jurisdiction in any case where such relief is available. The prevailing party in such injunctive action shall be awarded its costs, including attorney's fees, from the non-prevailing party.

     Executed this 29th day of March, 2001.

PRO NET LINK CORP.


By /s/ Jean Pierre Collardeau
   -----------------------------
      Jean Pierre Collardeau, Its President


WAVELAND CAPITAL, LLC


By /s/ D. Rick Hayes
   -----------------------------
      D. Rick Hayes, Its Manager


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